ARTIST  RECORDING  AGREEMENT


    AGREEMENT made this 1st day of February, 2000, between Bodyguard Records.com, Inc. (herein called "Company") and Summer Snowmen (herein called "Artist") individually known as Anthony Parsons, Jeff Mason, Jeremy "Jiggy Ray" Vanorsdale and Rumon Rubiro, for the tendering of personal services in connection with the production of Commercial Sound Recordings.

    1. Company hereby engages Artist's exclusive personal services as a recording artist in connection with the production of commercial sound recordings. Artist hereby accepts such engagement and agrees to render such services exclusively for Company during the term hereof and all extensions and renewals. "Commercial sound recordings" "record(s)" or "album(s)" will be defined in this Agreement as compact discs, cassettes, or any other pre-recorded music technology now known, or not yet known.

    2. The term of this Agreement shall be for the commercial release of an initial record featuring a minimum of ten (10) songs. Artist grants Company four
(4) options to release additional records if Company so desires. Each option may be exercised, if at all, by Company's giving Artist written notice of such exercise within the first twelve (12) months from the date the proceeding record was released. The Scope of this Agreement is the World. The Company promises to manufacture and release the initial compact disc on or before October 1, 2000. If said initial compact disc is not manufactured and released by October 1, 2000, Artist would be immediately released from this Agreement, and at that time Artist may buy the Master tape free and clear from Company for Ten-Thousand dollars U.S. ($10,000).

    3-A. During the term of this Agreement, Artist will, at mutually convenient times, come to and perform at the Company's recording studios for the purpose of recording songs. During the term of this Agreement, Artist will not perform, for the purpose of making records, for anyone other than Company. Artist will not authorize or permit the use of Artist's name, likeness, or other identification for the purpose of distributing, selling, advertising, or exploiting records for anyone other than Bodyguard Records.com.

    3-B. In consideration of this Agreement and without further payment than as herein provided for yourself, you grant to the Company, its associates, subsidiaries and nominees (1) the right to manufacture, advertise, sell, lease, license or otherwise use or dispose of in any or all fields of use, throughout the world, or to refrain therefrom, throughout the world or any part thereof, records embodying the performances to be recorded hereunder, upon such terms and conditions as the Company may approve; (2) the right to use your name and photograph if desired, in connection with the exploitation of said records; and
(3) all rights in and to the master tapes and records, and the use and control thereof, upon which are reproduced the performances to be recorded hereunder.

    4-A. The Company will pay Artist for the rights granted herein and the services to be rendered hereunder by you a royalty of One Dollar & Fifty Cents U.S. ($1.50) for each record manufactured and sold throughout the world by the Company or its associates or subsidiaries., after recoupment as defined in this Agreement.

     This royalty shall increase to Two Dollars U.S. ($2.00) for each record sold over 100,000 units, beginning with unit 100,001;

     This royalty shall increase to Two Dollars & Twenty-Five Cents U.S. ($2.25) for each record sold over 200,000 units, beginning with unit 200,001;

     This royalty shall increase to Two Dollars & Fifty Cents U.S. ($2.50) for each record sold over 300,000 units, beginning with unit 300,001;

    For  each  record  that  Artist   sells   directly  to   consumers  at  live
performances, Artist will receive Three Dollars U.S. ($3.00)

    4-B. This royalty shall be inclusive of any mechanical royalties and any other fees to which artist may be entitled. Sold will be defined as "payment has been received by Company and Company's account has been credited." Company and Artist shall negotiate in good faith a separate Agreement regarding publishing.

    5. If Company should choose to film, manufacture and commercially release a VHS video tape, or other audio/visual medium known or not known, of Artist, Artist will be paid a royalty of Four Dollars U.S. ($4.00) for each VHS video or other medium manufactured and sold throughout the world by the Company or its associates or subsidiaries.

    6. All royalties earned from foreign markets outside of the U.S. will be computed in the national currency of the country to which the retail selling price so elected applies, and will be paid to Artist in U.S. currency at the same rate of exchange as Company is paid.

    7. No royalties will be paid to Artist on records given away for promotional purposes to fan club contest winners, disc jockeys, magazines, newspapers, radio stations and television outlets, etc.

    8. Payment of accrued  royalties  shall be made  semi-annually  within sixty
(60) days after the first day of June and December. The Company, however, shall have the right to deduct from the amount of any statements, or accounts of royalties due, the amount of royalties previously paid to Artist for records subsequently returned, (either as defective or on an exchange proposition.)
Furthermore, royalties will not be paid to Artist until the Company has been fully recouped. In this Agreement, "recoup" will be defined as "paid back" for all expenditures that were incurred on behalf of Artist. Company will provide Artist with a detailed record of all recoupable costs.

    9. Recoupable costs are, without limitation, compact disc manufacturing, graphic design, photography, advances, salary or financial compensation of any kind; as well as food, fuel and accommodation expenses during promotional appearances and touring, and 50% of the cost of a promotional video & cable television commercial, (If Company elects to film a promotional video and/or cable television commercial.) Company will choose, hire and pay the producer, the recording studio and session musicians (if applicable.)

    10. If Artist objects to a particular royalty statement, Artist may, at any time within one (1) year after the royalty statement is submitted to Artist, notify Company in writing, via U.S. Mail of Artist's intentions to examine the books and records of Company. Artist must inform Company specifically what is being questioned. Artist may hire at his or her own expense a Certified Public Accountant to assist in the auditing process. The examination will take place at the Company's office, during regular business hours, within thirty (30) days of receiving the request from Artist. Company will present the books and records which are necessary to verify the accuracy of the information in the royalty statement that Artist is questioning. Company shall have no obligation to produce said books and records more than once with respect to each statement rendered to Artist, nor more than once in any calendar year.

    11. Artist agrees that during the term of this Agreement Artist will not perform for any other person, firm or corporation, for the purpose of producing commercial sound records.

    12. The Artist hereby warrants that Artist has no oral or written obligations contracts, or agreements of whatever nature entered into prior to the signing of this Agreement which are now in force and binding and which would in any way interfere with carrying out this Agreement to its full intent and purpose.

    13. Artist acknowledges that Company is the sole and exclusive owner of all Masters Tapes. Said ownership entitles Company among other things to:

    A) The exclusive and ownership of all duplicates of the masters and records manufactured therefrom and the right to use and control the same and the performances embodied therein

    B) The exclusive right throughout the world to manufacture, advertise, sell, lease, license, synchronize with any medium, or otherwise use or dispose of masters and compact discs manufactured from or embodying all or any part of the contents of the masters, or to refrain therefrom, in any and all fields of use throughout the world upon such terms and conditions as Company may determine.

    C) The perpetual right to use and publish and to permit others to use and publish the names (including any professional names heretofore adopted), likenesses of and biographical material concerning Artist and all of the performers who recorded the masters, for advertising and trade purposes in connection with the sale and exploitation of the masters and compact discs produced from the masters, or to refrain therefrom.

    D) The right to release records manufactured from the masters under the name of Bodyguard Records.com, or any other such trade name or mark as Company may elect.

    E) The right to sell and exploit records manufactured from the masters on which performances by other artists are coupled and to sell compact discs manufactured from the masters in albums, which albums may contain pictures, prose and verse and records embodying performances of other artists.

    F) Company's ownership and rights with respect to the masters shall extend to all tapes and other physical devices embodying performances made at recording sessions held pursuant to the terms of this Agreement.

    G) Company shall have the exclusive right to use and license others to use any artwork created by Company in connection with compact discs, singles and twelve inch (12") singles manufactured from masters delivered hereunder in connection with merchandise of any sort.

    H) Company shall also have the exclusive right to use and license others to use any other materials created by or furnished by Company and any materials paid for, in whole or in part, by Company, in connection with Artist Merchandise of any sort. Company shall pay to Artist fifty (50%) percent of all net receipts received by Company in respect of any such merchandise uses. (Such as T-Shirt sales, tour books, hats, keychains, posters, etc.) As used herein, net receipts shall mean gross receipts less all expenses incurred by Company in connection therewith and any third party payments, such as payments to copyright proprietors, vendors or distributors.

    I) Company hereby declares ownership of the Sound Recording copyrights. (This is to be distinguished from the copyrights in the underlying musical compositions recorded by the Artist.)

    14. From time to time at Company's request, and at a time that is mutually acceptable by both Parties, and involving things considered wholesome and reasonable, Company shall cause Artist to:

    A) Appear for photography, artwork and similar reasons.

    B) Appear for interviews with representatives from newspapers, magazines, radio stations, etc.

    C) Confer and consult with Company regarding Artist's performances hereunder and other matters which may concern the parties hereto. Artist will also be available for personal appearances on radio and television and elsewhere, and to record interviews, spot announcements and trailers, all for the purpose of advertising, promoting, publicizing and exploiting compact discs hereunder and for other general public relations and promotional purposes related to the record business of Company, or its subsidiary and related companies.

    D) Artist shall not be entitled to any compensation from Company for such services, other than reasonable and fair travel and accommodation reimbursement. These expenses must be approved by Company prior to the promotional appearance.

    15. If Artist's ability to perform as vocalists or musicians should be materially impaired, or if Company or Artist should fail, refuse or neglect to comply with any of their respective obligations hereunder, then, and in addition to any other rights or remedies which Company may have, Company may elect to terminate this Agreement by notice in writing and shall thereby be relieved of any liability.

    16. No termination of this Agreement (whether by Artist or Company) shall in any way limit or curtail any of Company's rights, title, interest or privileges to or in connection with any of the results and proceeds of Company's and - or Artist's endeavors under this Agreement or any rights or privileges of Company which continue after the term of this Agreement.

    17. If any member of Artist refuses, neglects or fails to perform with the other member(s) of Artist hereunder, Company may, by notice in writing to Artist, terminate the term of this Agreement or the engagement of the member(s) of Artist who so refuses, neglects or fails to perform. The member(s) of Artist whose engagement is terminated shall not use the Artist's professional name in any commercial, musical or artistic endeavor. Artist's professional name shall be and remain the property of the member(s) of Artist whose engagement is not terminated. Any person(s)engaged to replace the member(s) of Artist whose engagement is terminated must be mutually agreed upon by Company and Artist. If such agreement cannot be reached, Company may thereafter terminate the term of this Agreement by notice in writing via U.S. Mail.

    18. If any member ceases to be a member of Artist ("Leaving Member") then in addition to all of its other rights and remedies, Company may, by notice in writing to "Leaving Member" elect to require the "Leaving Member" to record for Company individually upon the same terms and conditions set forth in this Agreement, including without limitation the remaining minimum number of compact discs to be recorded. (# 18, if Applicable.)

    19. In this Agreement, Artist acknowledges and agrees that Artist's services in the music industry are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated for in damages in an action at law and that a breach of Artist's obligations under this Agreement will cause irreparable injury and damage to Company, entitling Company to injunctive and other equitable relief.

    20. Artist agrees to indemnify Company against, and hold Company harmless from, any and all claims, liabilities, causes of action, damages, expenses, costs of defenses (including reasonable attorney's fees and court costs, that occur beyond the scope of their work relating to Company. Artist agrees that Company may withhold money otherwise due Artist hereunder in amounts reasonably related to such claim(s) until such time as such claim(s) are reduced to a final judgment by a court of competent jurisdiction or are settled.

    21. The relationship between Company and Artist hereunder shall at all times be that of independent contractor; and nothing contained herein shall render or constitute the parties joint venturers, partners or agents of each other. Neither party shall have the right to execute any contract, or incur any obligation for which the other may be liable, or otherwise bind the other; and neither party shall be liable for any representation, act or omission of the other. This Agreement is made for the sole benefit and protection of the parties hereto and not for the benefit of any third party. No person not a party to this Agreement shall have any right of action hereunder.

    22. The terms set forth in this Agreement constitute the entire Agreement between Company and Artist. All prior negotiations and understandings being merged herein. Company represents that no person acting or purporting to act on behalf of Company has made any promises or representations upon which Artist has relied, except those expressly found herein. This Agreement may only be altered by a written instrument executed by both Company and Artist.

    23. No failure by Company to perform any of its material obligations under this Agreement shall be deemed a material breach of this Agreement until Artist has given Company written notice of such breach and such breach has not been corrected within sixty (60) days after the giving of such notice. Company may assign this Agreement or any part hereof, or any rights hereunder to any person or company at Company's discretion. Artist's permission to assign this Agreement to another person or company is not necessary. However, for a potential assignment of this Agreement to transpire, both John Rollo and Eugene Foley must support and agree to the tranaction before it may be consummated.

    24-A. This Agreement will become binding upon both parties only if Bodyguard Records.com secures the Investment funds necessary to fully implement its Business Plan and Marketing Campaigns by October 1, 2000. If Investment funds are not secured by Bodyguard Records.com by said date, Artist will no longer be bound under this Agreement. At Artist's discretion, a three (3) month extension of this contingency clause may be agreed to in writing and must be signed by both parties.

    24-B. If Artist elects to terminate this Agreement on October 1, 2000, (if the funding was not secured by then,) any Master tapes recorded while under contract with Company will remain the property of Bodyguard Records.com. Artist will have the option of purchasing said Master tapes from Company for Ten-Thousand dollars U.S. ($10,000).

    25. Once the contingency set forth in paragraph 24 is removed (i.e., Investment funds necessary to fully implement its Business Plan and Marketing Campaigns are secured) Artist will be notified in writing. The parties will sign an acknowledgment attached hereto as Exhibit "A" representing that the contingency has been removed. Said document will then eliminate the potential Escape Clause granted in paragraph 24 of this Agreement.

    26. Key Man Clause: If for any reason John Rollo and/or Eugene Foley are no longer employed by Bodyguard Records.com, Artist may terminate this Agreement immediately by sending a letter via Certified Mail to Company, indicating Artist's intention of terminating this Agreement. Artist's royalties on current and/or back catalog recordings will continue to be paid to Artist according to the Terms of this Agreement for sales made after this Agreement is terminated.

    27. If Artist does not sell  ten-thousand  (10,000) compact discs within six
(6) months from the date said compact disc is commercially released, Company has the option to release Artist from this Agreement, and "drop" Artist from the Company roster. Company also has the option to continue to develop, market and promote the Artist for longer than six (6) months if Company so desires.

    28. This Agreement shall be deemed to have been made in the State of New Jersey and its validity, construction, breach, performance and operation shall be governed by the laws of the State of New Jersey applicable to contracts made and to be performed in the State of New Jersey. Should either Party institute legal suit or action for enforcement of any obligation contained in the Agreement, it is agreed that the Venue of such suit or action shall be in the County of Monmouth, State of New Jersey.

    29. The prevailing Party in any legal suit or action will be entitled to reimbursement of reasonable attorneys fees and court costs from the other Party within thirty (30) days of the dispute being settled privately, or resolved in a Court of competent jurisdiction.

    30. Company and Artist hereby accept and agree to the terms of this Agreement, and acknowledge receipt of this Agreement. Both parties understand and agree that facsimile (fax) signatures shall constitute original signatures for all purposes relating to this Agreement.

    WHEREFORE the parties have executed this Agreement as of the day and year first above written.




ACCEPTED AND AGREED TO:
Please sign and date below:





__________________________
Eugene Foley, Chairman/CEO
For The Company





___________________________

___________________________

___________________________

___________________________
Artist

                           ARTIST RECORDING AGREEMENT

    AGREEMENT made this 4th day of February, 1999, between Bodyguard Records.com (herein called "Company") and Summer Snowmen (herein called "Artist") for the tendering of personal services in connection with the production of Commercial Sound Records. (Individually named Anthony Parsons, Jeremy "Jiggy" Ray, Jeff Mason & Rumon Rubiro.)

1. Company hereby engages Artist's exclusive personal services as a recording artist in connection with the production of commercial sound recordings. Artist hereby accepts such engagement and agrees to render such services exclusively for Company during the term hereof and all extensions and renewals.

2. The term of this Agreement shall be for the commercial release of an initial record featuring a minimum of ten (10) songs. Artist grants Company four (4) additional options to release a second, third, fourth and fifth record if Company so desires. Each option may be exercised, if at all, by Company's giving Artist written notice of such exercise within the first twelve (12) months from the date the proceeding record was released. The scope of this Agreement is the world.

3. During the term of this Agreement, Artist will, at mutually convenient times, come to and perform at the Company's recording studios for the purpose of recording songs. During the term of this Agreement, Artist will not perform, for the purpose of making records, for anyone other than Company. Artist will not authorize or permit the use of Artist's name, likeness, or other identification for the purpose of distributing, selling, advertising, or exploiting records for anyone other than Bodyguard Records.com

In consideration of this Agreement and without further payment than as herein provided for yourself, you grant to the Company, its associates, subsidiaries and nominees (1) the right to manufacture, advertise, sell, lease, license or otherwise use or dispose of in any or all fields of use, throughout the world, or to refrain therefrom, throughout the world or any part thereof, records embodying the performances to be recorded hereunder, upon such terms and conditions as the Company may approve; (2) the right to use your name and photograph if desired, in connection with the exploitation of said records; and
(3) all rights in and to the master tapes and records, and the use and control thereof, upon which are reproduced the performances to be recorded hereunder.



4A. The Company will pay you for the rights granted herein and the services to be rendered hereunder by you a royalty of One Dollar & Fifty Cents U.S. ($1.50) for each record manufactured and sold throughout the world by the Company or its associates or subsidiaries. This royalty shall increase to Two Dollars U.S. ($2.00) for each compact disc sold over 100,000 units, beginning with unit 100,001 and higher. For each record that Artist sells directly to consumers at live performances, Artist will receive Two Dollars U.S. ($2.00)

4B. This royalty shall be inclusive of any mechanical royalties and any other fees to which artist may be entitled. Sold will be defined as "payment has been received by Company and Company's account has been credited." Company and artist shall negotiate in good faith a separate Agreement regarding publishing.

5. If Company should choose to film, manufacture and commercially release a VHS video tape of Artist, Artist will be paid a royalty of Three Dollars U. S.
($3.00) for each VHS video tape manufactured and sold throughout the world by the Company or its associates or subsidiaries.

6. All royalties earned from foreign markets outside of the U.S. will be computed in the national currency of the country to which the retail selling price so elected applies and will be paid to Artist in U. S. currency at the same rate of exchange as Company is paid.

7. No royalties will be paid to Artist on records given away for promotional purposes to fan club contest winners, disc jockeys, magazines, newspapers, radio stations and television outlets, etc.

8. Payment of accrued royalties shall be made semi-annually within sixty (60) days after the first day of June and December. The Company, however, shall have the right to deduct from the amount of any statements, or accounts of royalties due, the amount of royalties previously paid to you for records subsequently returned, either as promotional, defective or on an exchange proposition. Furthermore, royalties will not be paid to Artist until the Company has been recouped. In this Agreement, "recoup" will be defined as "paid back," costs defined as "recoupable" in Paragraph 9 of this Agreement.

9. Recoupable costs include, without limitation, recording studio time & tape, compact disc manufacturing, CD graphic design, photography, advances, salary or financial compensation of any kind; as well as food, fuel and accommodation expenses during touring, and 50% of the cost of a promotional video. Company will choose, hire and pay the producer, the recording studio and session musicians (if applicable.)

10. If Artist objects to a particular royalty statement, Artist may, at any time within one (1) year after the royalty statement is submitted to Artist, notify Company in writing, via U.S. Mail of Artist's intentions to examine the books and records of Company. Artist must inform Company specifically what is being questioned. Artist may hire at his or her own expense a Certified Public Accountant to assist in the auditing process. The examination will take place at the Company's office, during regular business hours, within thirty (30) days of receiving the request from Artist. Company will present the books and records which are necessary to verify the accuracy of the information in the royalty statement that Artist is questioning. Company shall have no obligation to produce said books and records more than once with respect to each statement rendered to Artist nor more than once in any calendar year.

11. Artist agrees that during the term of this Agreement Artist will not perform for any other person, firm or corporation, for the purpose of producing commercial sound records.

12. The Artist hereby warrants that Artist has no oral or written obligations contracts, or agreements of whatever nature entered into prior to the signing of this Agreement which are now in force and binding and which would in any way interfere with carrying out this Agreement to its full intent and purpose.

13. Artist acknowledges that Company is the sole, exclusive and perpetual owner of all masters from inception, which ownership entitles Company among other things to:

A) The exclusive and perpetual ownership of all duplicates of the masters and records manufactured therefrom and the right to use and control the same and the performances embodied therein.

B) The exclusive and perpetual right throughout the world to manufacture, advertise, sell, lease, license, synchronize with any medium, or otherwise use or dispose of masters and compact discs manufactured from or embodying all or any part of the contents of the masters, or to refrain therefrom, in any and all fields of use throughout the world upon such terms and conditions as Company may determine.

C) The perpetual right to use and publish and to permit others to use and publish the names (including any professional names heretofore adopted), likenesses of and biographical material concerning Artist and all of the performers who recorded the masters, for advertising and trade purposes in connection with the sale and exploitation of the masters and compact discs produced from the masters, or to refrain therefrom.

D) The right to release records manufactured from the masters under the name of Bodyguard Records.Com or any other such trade name or mark as Company may elect.

E) The right to sell and exploit records manufactured from the masters on which performances by other artists are coupled and to sell compact discs manufactured from the masters in albums, which albums may contain pictures, prose and verse and records embodying performances of other artists.

F) Company's ownership and rights with respect to the masters shall extend to all tapes and other physical devices embodying performances made at recording sessions held pursuant to the terms of this Agreement.

G) Company shall have the exclusive right to use and license others to use any artwork created by Company in connection with compact discs, singles and twelve inch (12") singles manufactured from masters delivered hereunder in connection with merchandise of any sort.

H) Company shall also have the exclusive right to use and license others to use any other materials created by or furnished by Company and any materials paid for, in whole or in part, by Company, in connection with Artist merchandise of any sort. Company shall pay to Artist fifty percent (50%) of all net receipts received by Company in respect of any such merchandise uses. (Such as T-Shirts, tour books, posters, caps, key chains, etc.) As used herein, net receipts shall mean gross receipts less all expenses incurred by Company in connection therewith and any third party payments, such as payments to copyright proprietors, venders or distributors.

I) Company hereby declares ownership of the sound recording copyrights. (This is to be distinguished from the copyrights in the underlying musical compositions recorded by the Artist.)

14.      From time to time at Company's request, Company shall cause Artist to:

A) Appear for photography, artwork and similar reasons.

B) Appear for interviews with representatives from newspapers, magazines radio stations, etc.

C) And to confer and consult with Company regarding Artist's performances hereunder and other matters which may concern the parties hereto. Artist will also be available for personal appearances on radio and television and elsewhere, and to record interviews, spot announcements and trailers, all for the purpose of advertising, promoting, publicizing and exploiting compact discs hereunder and for other general public relations and promotional purposes related to the record business of Company, or its subsidiary and related companies.

D) Artist shall not be entitled to any compensation from Company for such services, other than reasonable and fair travel and accommodation reimbursement.

15. If Artist's ability to perform as vocalists or musicians should be materially impaired, or if Company or Artist should fail, refuse or neglect to comply with any of their respective obligations hereunder, then, and in addition to any other rights or remedies which Company may have, Company may elect to terminate this Agreement by notice in writing and shall thereby be relieved of any liability.

16. No termination of this Agreement (whether by Artist or Company) shall in any way limit or curtail any of Company's rights, title, interest or privileges to or in connection with any of the results and proceeds of Company's and - or Artist's endeavors under this Agreement or any rights or privileges of Company which continue after the term of this Agreement.

17. If any member of Artist refuses, neglects or fails to perform with the other member(s) of Artist hereunder, Company may, by notice in writing to Artist, terminate the term of this Agreement or the engagement of the member(s) of Artist who so refuses, neglects or fails to perform. The member(s) of Artist whose engagement is terminated shall not use the Artist's professional name in any commercial, musical or artistic endeavor. Artist's professional name shall be and remain the property of the member(s) of Artist whose engagement is not terminated. Any person(s)engaged to replace the member(s) of Artist whose engagement is terminated must be mutually agreed upon by Company and Artist. If such agreement cannot be reached, Company may thereafter terminate the term of this Agreement by notice in writing via U.S. Mail.

18. If any member ceases to be a member of Artist ("Leaving Member") then in addition to all of its other rights and remedies, Company may, by notice in writing to the "Leaving Member" elect to require the "Leaving Member" to record for Company individually upon the same terms and conditions set forth in this Agreement, including without limitation the remaining minimum number of compact discs to be recorded.

19. In this Agreement, Artist acknowledges and agrees that Artist's services in the music industry are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated for in damages in an action at law and that a breach of Artist's obligations under this Agreement will cause irreparable injury and damage to Company, entitling Company to injunctive and other equitable relief.

20. Artist agrees to indemnify Company against, and hold Company harmless from, any and all claims, liabilities, causes of action, damages, expenses, costs of defenses (including reasonable attorney's fees and court costs.) Artist agrees that Company may withhold money otherwise due Artist hereunder in amounts reasonably related to such claim(s) until such time as such claims) are reduced to a final judgment by a court of competent jurisdiction or are settled.

21. The relationship between Company and Artist hereunder shall at all times be that of independent contractor; and nothing contained herein shall render or constitute the parties joint venturers, partners or agents of each other. Neither party shall have the right to execute any contract, or incur any obligation for which the other may be liable, or otherwise bind the other; and neither party shall be liable for any representation, act or omission of the other. This Agreement is made for the sole benefit and protection of the parties hereto and not for the benefit of any third party. No person not a party to this Agreement shall have any right of action hereunder.

22. The terms set forth in this Agreement constitute the entire Agreement between Company and Artist. All prior negotiations and understandings being merged herein. Company represents that no person acting or purporting to act on behalf of Company has made any promises or representations upon which Artist has relied, except those expressly found herein. This Agreement may only be altered by a written instrument executed by both Company and Artist.

23. No failure by Company to perform any of its material obligations under this Agreement shall be deemed a material breach of this Agreement until Artist has given Company written notice of such breach and such breach has not been corrected within sixty (60) days after the giving of such notice. Company may assign this Agreement or any part hereof, or any rights hereunder to any person or company. Artist may not assign this Agreement or any rights hereunder to any person without the prior written consent of Company.

24. This Agreement shall be deemed to have been made in the State of New Jersey and its validity, construction, breach, performance and operation shall be governed by the laws of the State of New Jersey applicable to contracts made and to be performed in the State of New Jersey.

WHEREFORE the parties have executed this Agreement as of the day and year first above written.



ACCEPTED AND AGREED TO:



ARTIST & DATE



/s/      Anthony  Parsons
         ---------------------------
         Anthony  Parsons



/s/      Jeremy "Jiggy" Ray
         ---------------------------
         Jeremy "Jiggy" Ray



/s/      Jeff Mason
         ---------------------------
         Jeff Mason



/s/      Rumon Rubiro
         ---------------------------
         Rumon Rubiro





COMPANY & DATE

(For the Corporation)